Cane Alternative Strategies Fund

a series of Northern Lights Fund Trust III

Class A CDMAX

Class C CDMCX

Class I CDMIX

Supplement dated March 6, 2018,
to the Prospectus dated November 1, 2017

Effective as of the close of business on March 19, 2018, sales and operations of Class C shares of the Cane Alternative Strategies Fund (the “Fund”) will be suspended.

The Fund may recommence offering and operation of Class C shares of the Fund in the future. Also effective as of the close of business on March 19, 2018, the Fund’s adviser, Cane Capital Management, LLC, will eliminate the Fund’s sales charge load applicable to Class A shares.

Accordingly, the following sections of the Fund’s prospectus have been amended or restated, as shown below.

References to Class C Shares. All references to Class C shares in the Prospectus are removed.

The following replaces the “Fees and Expenses of the Fund” portion of the “Fund Summary” section of the Prospectus.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Class A	Class I
Maximum Sales Charge (Load) Imposed on purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of purchase price)	None	None
Redemption Fee (as a % of amount redeemed if held less than 30 days)	1.00%	1.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.95%	1.95%
Distribution and Service (12b-1) Fees	0.25%	0.00%
Other Expenses(1)	1.77%	1.65%
Total Annual Fund Operating Expenses	3.97%	3.60%
Fee Waive(2)	(1.47)%	(1.35)%
Total Annual Fund Operating Expenses After Fee Waiver	2.50%	2.25%
(1)	The expenses of the Fund’s wholly-owned subsidiary are consolidated with those of the Fund and are not presented as a separate expense.
(2)	The Fund’s adviser, Cane Capital Management, LLC (the “Adviser”) has contractually agreed to waive management fees and to make payments to limit Fund expenses, until October 31, 2018 so that the total annual operating expenses (exclusive of any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses; borrowing costs (such as interest and dividend expense or securities sold short); taxes; expenses incurred in connection with any merger or reorganization; and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the Adviser))) of the Fund do not exceed 2.50% or 2.25% of the Fund’s average daily net assets attributable to Class A or Class I shares, respectively. These fee waivers and expense reimbursements are subject to possible recoupment from the Fund in future years on a rolling three-year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the lesser of the foregoing expense limits or the expense limit in place at the time of recoupment. This agreement may be terminated only by the Trust’s Board, on 60 days’ written notice to the Adviser.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

	1 Year	3 Years	5 years	10 years
Class A	$253	$1,075	$1,915	$4,090
Class I	$228	$978	$1,750	$3,774

In addition, the section entitled “How to Purchase Shares” on page 13 of the Prospectus is replaced with the following:

HOW TO PURCHASE SHARES

Share Classes

This Prospectus describes two classes of shares offered by the Fund: Class A and Class I. The Fund offers these classes of shares so that you can choose the class that best suits your investment needs. Refer to the information below so that you can choose the class that best suits your investment needs. The main differences between each class are sales charges, ongoing fees and minimum investment. For information on ongoing distribution fees, see Distribution Fees on page 20 of this Prospectus. Each class of shares in the Fund represents interest in the same portfolio of investments within the Fund. There is no investment minimum on reinvested distributions and the Fund may change investment minimums at any time. The Fund reserves the right to waive sales charges, as described below. The Fund and the Adviser may each waive investment minimums at their individual discretion. Not all share classes may be available for purchase in all states.

Factors to Consider When Choosing a Share Class

When deciding which class of shares of the Fund to purchase, you should consider your investment goals, present and future amounts you may invest in the Fund, and the length of time you intend to hold your shares. To help you make a determination as to which class of shares to buy, please refer back to the examples of the Fund’s expenses over time in the Fees and Expenses of the Fund section for the Fund in this Prospectus. You also may wish to consult with your financial adviser for advice with regard to which share class would be most appropriate for you.

Class A Shares

Class A shares are offered at their NAV without an initial sales charge. This means that 100% of your initial investment is placed into shares of a Fund. Class A shares are subject to 12b-1 distribution fees of up to 0.25% of the average daily net assets of Class A shares. Over time, fees paid under this distribution plan will increase the cost of a Class A shareholder’s investment and may cost more than other types of sales charges. The minimum initial investment in Class A shares of the Fund is $2,500 for all accounts. The minimum subsequent investment in Class A shares of the Fund is $500 for all accounts. The Fund reserves the right to waive any minimum.

Class I Shares

Class I shares of the Fund are sold at NAV without an initial sales charge and are not subject to 12b-1 distribution fees, but have a higher minimum initial investment than Class A shares. This means that 100% of your initial investment is placed into shares of the Fund. Class I shares require a minimum initial investment of $500,000 (except that retirement plan accounts have an initial investment minimum of $2500) and the minimum subsequent investment is $500 for all accounts.

The Fund reserves the right to waive any minimum. There is no minimum investment requirement when you are buying shares by reinvesting dividends and distributions from the Fund.

Purchasing Shares:

You may purchase shares of the Fund by sending a completed application form to the following address:

Regular Mail Cane Alternative Strategies Fund c/o Gemini Fund Services, LLC PO Box 541150 Omaha, Nebraska 68154	Express/Overnight Mail Cane Alternative Strategies Fund c/o Gemini Fund Services, LLC 17605 Wright Street, Suite 2 Omaha, Nebraska 68130

The USA PATRIOT Act requires financial institutions, including the Fund, to adopt certain policies and programs to prevent money-laundering activities, including procedures to verify the identity of customers opening new accounts. As requested on the Application, you should supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing a P.O. Box will not be accepted. This information will assist the Fund in verifying your identity. Until such verification is made, the Fund may temporarily limit additional share purchases. In addition, the Fund may limit additional share purchases or close an account if it is unable to verify a shareholder’s identity. As required by law, the Fund may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct.

Purchase through Brokers: You may invest in the Fund through brokers or agents who have entered into selling agreements with the Fund’s distributor. The brokers and agents are authorized to receive purchase and redemption orders on behalf of the Fund. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund’s behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a brokers authorized designee receives the order. The broker or agent may set their own initial and subsequent investment minimums. You may be charged a fee if you use a broker or agent to buy or redeem shares of the Fund. Finally, various servicing agents use procedures and impose restrictions that may be in addition to, or different from those applicable to investors purchasing shares directly from the Fund. You should carefully read the program materials provided to you by your servicing agent.

Purchase by Wire: If you wish to wire money to make an investment in the Fund, please call the Fund at 1-855-382-6455 for wiring instructions and to notify the Fund that a wire transfer is coming. Any commercial bank can transfer same-day funds via wire. The Fund will normally accept wired funds for investment on the day received if they are received by the Fund’s designated bank before the close of regular trading on the NYSE. Your bank may charge you a fee for wiring same-day funds.

Automatic Investment Plan: You may participate in the Fund’s Automatic Investment Plan, an investment plan that automatically moves money from your bank account and invests it in the Fund through the use of electronic funds transfers or automatic bank drafts. You may elect to make subsequent investments by transfers of a minimum of $250 on specified days of each month into your established Fund account. Please contact the Fund at 1-855-382-6455 for more information about the Fund’s Automatic Investment Plan.

The Fund, however, reserves the right, in its sole discretion, to reject any application to purchase shares. Applications will not be accepted unless they are accompanied by a check drawn on a U.S. bank, thrift institutions, or credit union in U.S. funds for the full amount of the shares to be purchased. After you open an account, you may purchase additional shares by sending a check together with written instructions stating the name(s) on the account and the account number, to the above address. Make all checks payable to “Cane Alternative Strategies Fund.” The Fund will not accept payment in credit cards, cash, cashier’s checks or money orders. Also, to prevent check fraud, the Fund will not accept third party checks, U.S. Treasury checks, credit card checks or starter checks for the purchase of shares.

Note: Gemini Fund Services, LLC, the Fund’s transfer agent, will charge a $25 fee against a shareholder’s account, in addition to any loss sustained by the Fund, for any check returned to the transfer agent for insufficient funds.

When Order is Processed: All shares will be purchased at the NAV per share (plus applicable sales charges, if any) next determined after the Fund receives your application or request in good order. All requests received in good order by the Fund before the close of regular trading on the NYSE every day the NYSE is open for business. The NYSE normally closes at 4:00 p.m. (Eastern Time) will be processed on that same day. Requests received after 4:00 p.m. will be processed on the next business day.

Good Order: When making a purchase request, make sure your request is in good order. “Good order” means your purchase request includes:

  the name of the Fund and share class;
  the dollar amount of shares to be purchased;
  a completed purchase application or investment stub; and
  check payable to the “Cane Alternative Strategies Fund”.

Retirement Plans: You may purchase shares of the Fund for your individual retirement plans. Please call the Fund at 1-855-382-6455 for the most current listing and appropriate disclosure documentation on how to open a retirement account.

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You should read this Supplement in conjunction with the Fund’s Prospectus and Statement of Additional Information, dated November 1, 2017, which provide information that you should know about the Fund before investing. These documents are available upon request and without charge by calling the Fund toll-free at 1-855-382-6455.

Please retain this Supplement for future reference.